Exhibit 32.2


                                  CERTIFICATION

                                   PURSUANT TO

        SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


         I, Alicia B. Derrah, the Chief Financial Officer and principal financial officer of Man Investments (USA) Corp., the Managing Member of Man-AHL 130, LLC ("Man-AHL 130"), certify that (i) the Quarterly Report of Man-AHL 130 on Form 10-Q for the period ending December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Man-AHL 130.


Date:  February 14, 2007
--------------------------
                               s/ Alicia B. Derrah
                               -------------------
                               Alicia B. Derrah
                               Chief Financial Officer





                                      E-5